Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Our executive compensation process begins in the fall, with preparations for the next compensation season. Following the conclusion of our fiscal year on December 31, the Compensation Committee reviews proposed payouts under previously established compensation programs in January and finalizes such payouts in February. Some of these compensation awards are based on results for the fiscal year just ended, some of them are tied to multi-year performance periods and some of them are fixed value awards. In February, the Compensation Committee also reviews and establishes compensation programs for the new fiscal year or for new multi-year performance periods.

Annual grants of RSUs and, to our executive officers, PSUs are made by the Compensation Committee on a pre-determined schedule, with such grants being made immediately following the conclusion of the February Board meeting. The Compensation Committee rarely makes special grants of equity awards to executive officers, doing so only when it determines that they are necessary.

The Compensation Committee does not consider or take into account the existence of material nonpublic information when determining the timing and terms of equity awards, does not coordinate equity awards with the release of material nonpublic information and does not accelerate or delay equity awards in response to material nonpublic information. The Company has never timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

In December of each year, the Compensation Committee delegates to our Chief Executive Officer and President, acting individually or collectively, the authority to grant during the subsequent fiscal year up to a specified number of equity awards to employees who are not members of our executive leadership team. That authority is used only in connection with newly hired senior employees or special situations. The Compensation Committee also has delegated to our Chief Executive Officer and President, acting individually or collectively, authority to approve, within defined maximum award limits, widespread performance-based grants to members of the independent sales force. Our Chief Executive Officer and President do not consider or take into account the existence of material nonpublic information when determining the timing and terms of any equity awards granted under their delegated authority.

We do not grant, and did not grant in fiscal 2025, any stock options, stock appreciation rights and/or similar option-like instruments to our executive officers, other employees, the independent sales force or any other person. Other than as described above, we do not have any policy or practice regarding the timing of awards of options in relation to the disclosure of material, nonpublic information by us.

Award Timing Method

Annual grants of RSUs and, to our executive officers, PSUs are made by the Compensation Committee on a pre-determined schedule, with such grants being made immediately following the conclusion of the February Board meeting. The Compensation Committee rarely makes special grants of equity awards to executive officers, doing so only when it determines that they are necessary.

Award Timing Predetermined	true
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	The Compensation Committee does not consider or take into account the existence of material nonpublic information when determining the timing and terms of equity awards, does not coordinate equity awards with the release of material nonpublic information and does not accelerate or delay equity awards in response to material nonpublic information.
MNPI Disclosure Timed for Compensation Value	false